UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2013

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07            Submission of Matters to a Vote of Security Holders.

Hillenbrand, Inc. (the “Company”) held its annual meeting of shareholders on February 27, 2013.  Matters voted upon at the meeting were as follows:

(1)           the election of two members to the Company’s Board of Directors;

(2)                                 the approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers;

(3)                                 the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of Two Members to the Company’s Board of Directors for terms expiring in 2016:

Director’s Name	Votes For	Votes Withheld	Broker Non- Votes	Percentage of Votes Cast In Favor

Mark C. DeLuzio	47,163,336	1,994,658	6,288,206	95.94%
F. Joseph Loughrey	47,148,614	2,009,380	6,288,206	95.91%

Proposal 2:  Approval, by a Non-Binding Advisory Vote, of the Compensation Paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non- Votes	Percentage of Votes Cast In Favor
38,524,288	9,535,297	1,098,409	6,288,206	80.16%

Proposal 3:  Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2013:

Votes For	Votes Against	Votes Abstained	Broker Non- Votes	Percentage of Votes Cast In Favor
53,894,661	802,720	748,819	0	98.53%

Item 8.01                   Other Events.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2012, F. Joseph Loughrey became the second Chairman of the Company’s Board of Directors, upon the retirement of former Chairman Ray J. Hillenbrand at the close of the Company’s annual meeting of shareholders held February 27, 2013.  As also previously reported, director James A. Henderson also retired from the Board.  Neither Mr. Hillenbrand nor Mr. Henderson has expressed any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company’s press release announcing these changes to the Board is attached as Exhibit 99.1 to this Current Report.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 27, 2013 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: February 27, 2013

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: February 27, 2013

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 27, 2013 issued by the Company.